UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2009 (October 5, 2009)

Duff & Phelps Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33693	20-8893559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (212) 871-2000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 5, 2009, Duff & Phelps Acquisitions, LLC (“DPA”) entered into an amendment (the “Amendment”) to the Exchange Agreement, dated as of October 3, 2007, by and among DPA and the unitholders of DPA named therein.  Prior to the Amendment, the unitholders of DPA could exchange New Class A Units of DPA on a one-for-one basis for shares of Class A common stock of Duff & Phelps Corporation (the “Company”) once per quarter upon 45 days notice, with each exchange to occur on the fifth business day prior to the last business day of such quarter.  Pursuant to the Amendment, such exchanges will now occur on March 5th, May 15th, August 15th and November 15th of each year.  In addition, the 45-day notice period for the November 15, 2009 exchange was shortened to 30 days.  The Amendment also contained certain textual amendments that were solely for the purpose of clarification.

The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference. The foregoing summary of the Amendment is not complete and is qualified in entirety by reference to the Amendment.

The Company currently anticipates that, pursuant to Section 2.1 of the Registration Rights Agreement, dated as of October 3, 2007, by and among the Company and the stockholders of the Company party thereto, it will soon file a Shelf Registration Statement on Form S-3 registering for resale the shares of Class A common stock of the Company issuable to unitholders of DPA upon exchange of their New Class A Units of DPA for shares of Class A common stock of the Company.

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits.

10.1
First Amendment to the Exchange Agreement, dated as of October 5, 2009, by and among Duff & Phelps Acquisitions, LLC, Lovell Minnick Equity Partners LP, LM Duff Holdings, LLC, Vestar Capital Partners IV, L.P., Vestar/D&P Holdings, LLC and the other Amending Members as set forth in the Amendment

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUFF & PHELPS CORPORATION

By:	/s/ Edward S. Forman
Name: Edward S. Forman
Title:Executive Vice President, General Counsel and Secretary

        Dated: October 5, 2009

DUFF & PHELPS CORPORATION
CURRENT REPORT ON FORM 8-K
Report dated October 5, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1
First Amendment to the Exchange Agreement, dated as of October 5, 2009, by and among Duff & Phelps Acquisitions, LLC, Lovell Minnick Equity Partners LP, LM Duff Holdings, LLC, Vestar Capital Partners IV, L.P., Vestar/D&P Holdings, LLC and the other Amending Members as set forth in the Amendment